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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2005


                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                     711 HIGH STREET, DES MOINES, IOWA 50392
                    (Address of principal executive offices)


                                 (515) 247-5111
              (Registrant's telephone number, including area code)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ] Written communications pursuant to Rule 425 under the Securities Act

        (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

        (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         DELAWARE                     1-16725                        42-1520346
(State or Jurisdiction of     (Commission File Number)            (IRS Employer
      Incorporation)                                      Identification Number)
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        On June 16, 2005, in connection with the transactions described below, Principal Financial Group, Inc., a Delaware corporation (the "Company"), filed a certificate of designations setting forth the terms of its Series A Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (liquidation preference $100 per share) (the "Series A Preferred Stock") and a certificate of designations setting forth the terms of its Series B Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (liquidation preference $25 per share) (the "Series B Preferred Stock", and together with the Series A Preferred Stock, the "Preferred Stock) (attached hereto as Exhibits 4.1 and 4.2, respectively, and each incorporated herein by reference) with the Secretary of State of the State of Delaware. The certificates of designations were effective upon filing.

Item 8.01 Other Events

        On June 14, 2005, the Company, entered into an underwriting agreement relating to 3,000,000 shares of the Series A Preferred Stock and 10,000,000 shares of the Series B Preferred Stock (attached hereto as Exhibit 1.1 and incorporated herein by reference) between the Company and Lehman Brothers Inc., as representative of the several underwriters (the "Underwriters"), pursuant to which the Underwriters agreed to purchase the Preferred Stock from the Company.

        The Preferred Stock is being offered and sold pursuant to the registration statement (File No. 333-111352) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and the related prospectus supplement, dated June 14, 2005, with respect to the Series A Preferred Stock (the "Series A Prospectus Supplement") and the related prospectus supplement, dated June 14, 2005, with respect to the Series B Preferred Stock (the "Series B Prospectus Supplement"). The terms of the Series A Preferred Stock and the Series B Preferred Stock are set forth, respectively, in the Series A Prospectus Supplement and the Series B Prospectus Supplement (both filed with the Commission pursuant to Rule 424(b) under the Act on June 15, 2005).

        On June 17, 2005, Debevoise & Plimpton LLP, attorneys for the Company, issued an opinion and consent (attached hereto as Exhibit 5.1 and 23.1, respectively, and incorporated herein by reference) as to the validity of the Preferred Stock.

Item 9.01 Financial Statements and Exhibits

        The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement.

        (c) Exhibits:


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        1.1.    Underwriting Agreement, dated June 14, 2005 between the Company and the Underwriters.

        3.1.    Amended and Restated Certificate of Incorporation of the
                Company.

        3.2     Amended and Restated By-Laws of the Company.

        4.1 Certificate of Designations of the Company's Series A Non-Cumulative Perpetual Preferred Stock, dated June 16, 2005.

        4.2 Certificate of Designations of the Company's Series B Non-Cumulative Perpetual Preferred Stock, dated June 16, 2005.

        4.3 Specimen Stock Certificate for the Company's Series A Non-Cumulative Perpetual Preferred Stock.

        4.4 Specimen Stock Certificate for the Company's Series B Non-Cumulative Perpetual Preferred Stock.

        5.1     Opinion of Debevoise & Plimpton LLP.

        23.1 Consent of Debevoise & Plimpton LLP (included in Exhibit 5.1 above).

        99.1 Form of Remarketing Agreement, between the Company and Lehman Brothers Inc., as Remarketing Agent.

        99.2 Form of Calculation Agent Agreement, between the Company and Computershare Trust Company, Inc., as Calculation Agent.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         PRINCIPAL FINANCIAL GROUP, INC.


                                            By:       /S/ JOYCE N. HOFFMAN
                                                -----------------------------
                                            Name:     Joyce N. Hoffman
                                            Title:    Senior Vice President and
                                                      Corporate Secretary

        Date:    June 17, 2005


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